STOCKHOLDERS' DEFICIENCY	3 Months Ended
Mar. 31, 2012
STOCKHOLDERS' DEFICIENCY

NOTE 8 – STOCKHOLDERS’ DEFICIENCY

During the three-month period ended March 31, 2012, the Company issued 1,100,251 shares of ABHD common stock for the conversion of 206,667 shares AbTech Series A preferred stock as allowed under the terms of the Merger Agreement. During this same period, the Company issued 221,657 shares of ABHD common stock for the conversion of two convertible notes issued by AbTech in 2006 and 2008 with an aggregate principal amount of $125,000.

Paid-in capital for the three-months ended March 31, 2012 was also affected by an $81,463 charge for the value of stock based compensation attributable to options and warrants vesting during the period and a charge of $1,200,433 for the beneficial conversion feature imputed on the Secured Notes sold by the Company during the period, which had a conversion price less than the market price of ABHD common stock at the date of issuance.